EXECUTION COPY


                                            SEVENTH AMENDMENT, dated as of April
                                    9, 1999, to the Credit  Agreement,  dated as
                                    of December 19, 1995 (as amended to the date
                                    hereof,  the  "Credit   Agreement"),   among
                                    International   Mill   Service,    Inc.,   a
                                    Pennsylvania  corporation (the  "Borrower"),
                                    Envirosource,  Inc., a Delaware  corporation
                                    (the "Parent"),  the several banks and other
                                    financial  institutions parties thereto (the
                                    "Lenders"),     NationsBank,     N.A.,    as
                                    administrative  agent  for the  Lenders  (in
                                    such capacity, the "Administrative  Agent"),
                                    and Credit Lyonnais New York Branch, the New
                                    York   branch  of  a  banking   organization
                                    organized  under the laws of the Republic of
                                    France,   as   syndication   agent  for  the
                                    Lenders.


         PRELIMINARY STATEMENTS:

         (1) The Borrower has requested that the Lenders agree to make various changes in the Credit Agreement.

         (2) The parties hereto have agreed, subject to the terms and conditions hereof, to grant the requests of the Borrower and to amend the Credit Agreement as provided herein.

         (3) Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement (the Credit
Agreement, as amended by, and together with, this Seventh Amendment, and as hereinafter amended, modified, extended or restated from time to time, being called the "Amended Agreement").

         Accordingly, the parties hereto hereby agree as follows:

         SECTION 1.01.  Amendments to Section 1.1. The definition of "EBITDA" in
Section 1.1 of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following in lieu thereof:

                  "For purposes of the Pricing Ratio and Sections 7.1(a), 7.1(c) and 7.1(d) only, EBITDA shall be determined without regard to
                  (a) restructuring expenses of the Parent and its Subsidiaries incurred with respect to 1993 of $900,000 and reorganization expenses of the Parent and its Subsidiaries incurred in 1996 up to $4,500,000 and (b) unusual charges (other than any aggregate net gain or any aggregate net loss arising from the sale, exchange or other disposition of capital assets that are classified as unusual charges) of the Parent and its Subsidiaries incurred in any Reference Period during 1998 and 1999 of up to $5,640,000."

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         SECTION  1.02.  Representations  and  Warranties.  The  Parent  and the
Borrower hereby represent and warrant to each Lender that:

                  (a) The representations and warranties set forth in Section 4 of the Credit Agreement, and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the Seventh Amendment Effective Date (as defined in Section 1.03) with the same effect as if made on and as of the date hereof or the Seventh Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date).

                  (b) Each of the Loan Parties is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents on its part to be observed or performed and no Default or Event of Default has occurred or is continuing.

                  (c) The execution, delivery and performance by each of the Borrower and the Parent of this Seventh Amendment have been duly authorized by such party.

                  (d) This Seventh Amendment constitutes the legal, valid and binding obligation of each of the Borrower and the Parent, enforceable against it in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally.

                  (e) The execution, delivery and performance by each of the Borrower and the Parent of this Seventh Amendment (i) do not conflict with or violate (A) any provision of law, statute, rule or regulation, or of the certificate of incorporation or by-laws of the Borrower or the Parent, (B) any order of any Governmental Authority or (C) any provision of any indenture, agreement or other instrument to which the Borrower or the Parent is a party or by which it or any of its property may be bound and (ii) do not require any consents under, result in a breach of or constitute (with notice or lapse of time or both) a default under any such indenture, agreement or instrument.

         SECTION 1.03. Effectiveness. This Seventh Amendment shall become effective only upon satisfaction of the following conditions precedent and upon such date, this Seventh Amendment shall be deemed to be effective as of March 26, 1999 (the "Seventh Amendment Effective Date"):

                  (a) The Administrative Agent shall have received duly executed counterparts of this Seventh Amendment which, when taken together, bear the authorized signatures of the Borrower, the Parent and the Required Lenders.

                  (b)  (i) The  representations  and  warranties  set  forth  in
         Section  1.02  shall  be  true  and  correct  on and as of the  Seventh
         Amendment Effective Date, (ii) no Default or Event of Default has occurred or is continuing and (iii) there shall not be any action pending or any judgment, order or decree in effect which is likely to restrain, prevent or impose materially adverse conditions upon performance by any Loan Party of its obligations under the Loan Documents.

                  (c) The Borrower shall have paid in full all fees and reasonable expenses in connection with the Credit Agreement and the other Loan Documents including, without limitation, the fees and expenses set forth in Sections 1.05 hereto.

                  (d) The Administrative Agent shall have received from each of the Guarantors duly executed Consents, in the form attached hereto as Exhibit A, which bear the authorized signatures of such Guarantors.

                  (e) The Administrative Agent shall have received an opinion of counsel to the Borrower, the Parent and the other Loan Parties in form and substance satisfactory to the Administrative Agent.

                  (f) The Administrative Agent shall have received such other documents, legal opinions, instruments and certificates as it shall reasonably request and such other documents, legal opinions,
         instruments  and  certificates   shall  be  satisfactory  in  form  and
         substance to the Administrative Agent and its counsel. All corporate and other proceedings taken or to be taken in connection with this Seventh Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to the Administrative Agent and its counsel.

         SECTION 1.04. APPLICABLE LAW. THIS SEVENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 1.05. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Agents in connection with the preparation, negotiation, execution and delivery and the Agents' and the Lenders' enforcement of this Seventh Amendment, including, but not limited to, the reasonable fees and disbursements of counsel. The agreements set forth in this Section 1.05 shall survive the termination of this Seventh Amendment and the Amended Agreement.

         SECTION 1.06. Counterparts. This Seventh Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.

         SECTION 1.7. Reference to and Effect on the Loan Documents. (a) On and after the Seventh Amendment Effective Date, each reference in the Amended Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Agreement as amended by this Seventh Amendment.

                  (b) Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendment. Except as specifically amended above, the Credit Agreement and the Revolving Credit Notes, and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) Except as specifically provided above, the execution, delivery and effectiveness of this Seventh Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Agent or any Secured Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                                   INTERNATIONAL MILL SERVICE, INC.


                                   By: /s/WILLIAM B. DAVIS
                                       -------------------
                                      Title: Vice President and Treasurer

                                   ENVIROSOURCE, INC.


                                   By: /s/WILLIAM B. DAVIS
                                       -------------------
                                      Title: Vice President and Treasurer

                                   NATIONSBANK, N.A., as Administrative
                                   Agent, as Issuing Lender, as Swingline Lender and as a Lender


                                  By:  /s/JOHN W. POCALYKO
                                       --------------------
                                      Title:  Managing Director

                                   CREDIT LYONNAIS NEW YORK BRANCH, as
                                   Syndication Agent and as a Lender



                                  By:  /s/ATTILA KOC
                                       ------------------------------------
                                      Title:  Senior Vice President

                                   PARIBAS, as a Lender


                                   By:
                                       ------------------------------------
                                      Title:

                                   By:
                                       ------------------------------------
                                      Title:

                                   ROYAL BANK OF CANADA

                                   By:  /s/ JOHN D'ANGELO
                                       ------------------------------------
                                      Title:  Manager

                                                      EXHIBIT A


                                                       CONSENT

                                              Dated as of April 9, 1999


         Each of the undersigned, as a Guarantor under one of the Guarantees, dated as of December 19, 1995 (each, a "Guarantee") in favor of the Administrative Agent for the Lenders parties to the Credit Agreement referred to in the foregoing Seventh Amendment, hereby consents to the Seventh Amendment and hereby confirms and agrees that (i) the Guarantee to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, the Seventh Amendment, each reference in such Guarantee to the Loan Documents or any thereof, "thereunder", "thereof" or words of like import shall mean and be a reference to the Loan Documents or such Loan Document as amended prior to the date of and by the Seventh Amendment and (ii) the Security Documents (as defined in the Credit Agreement referred to in the foregoing Seventh Amendment) to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations (as defined therein).


                            IMS STEEL SERVICES, INC.


                            By:
                               ------------------------------------------------
                               Title:


                            CONVERSION SYSTEMS, INC.


                            By:
                               ------------------------------------------------
                               Title:

                            ENVIROSOURCE MANAGEMENT CORP.


                            By:
                               ------------------------------------------------
                               Title:

                            ENVIROSAFE SERVICES OF IDAHO, INC.


                            By:
                               ------------------------------------------------
                               Title:

                            ENVIROSAFE SERVICES OF NORTH AMERICA, INC.


                            By:
                               ------------------------------------------------
                               Title:

                            ENVIROSAFE SERVICES OF OHIO, INC.


                            By:
                               ------------------------------------------------
                               Title:

                            ENVIROSAFE SERVICES OF TEXAS, INC.


                            By:
                               ------------------------------------------------
                               Title:

                            ENVIROSOURCE CORP.


                            By:
                               ------------------------------------------------
                               Title:

                            ENVIROSOURCE TECHNOLOGIES, INC.


                            By:
                               ------------------------------------------------
                               Title:

                            ETDS, INC.


                            By:
                               ------------------------------------------------
                               Title:

                            IU INTERNATIONAL CORPORATION


                            By:
                               ------------------------------------------------
                               Title:

                            IU NORTH AMERICA FINANCE, INC.


                            By:
                               ------------------------------------------------
                               Title:

                            IU NORTH AMERICA, INC.


                            By:
                               ------------------------------------------------
                               Title:

                            MARCUS HOOK PROCESSING, INC.


                            By:
                               ------------------------------------------------
                               Title:

                            McGRAW CONSTRUCTION COMPANY, INC.


                            By:
                               ------------------------------------------------
                               Title:

                            NEOAX INVESTMENT CORP.


                            By:
                               ------------------------------------------------
                               Title:

                            NOSROC CORP.


                            By:
                               ------------------------------------------------
                               Title:

                            SONCOR CORP.


                            By:
                               ------------------------------------------------
                               Title:

                            IMS WAYLITE INC.


                            By:
                               ------------------------------------------------
                               Title: